Broadband Portfolio	Series 01B [ 4/19/2001 - Current Offering ] | cusip: 294712278
Fund Overview
As of May 8, 2001
Closing NAV: 1.02939	Previous Close: 1.00300	Change: +0.02639	% Change: +2.63111%

The Objective:
The Portfolio seeks capital appreciation by investing in a fixed portfolio of common stocks in the technology, Internet and telecommunications industries that have dedicated resources to developing broadband technology or are expected to benefit from the expansion of broadband technology.

The Strategy:
The Broadband Portfolio contains stocks in the broadband sector of the technology, Internet and telecommunications industries. The stocks were selected because we believe the issuers have above-average potential for growth. These companies are involved in technologies including fiber optics, routers, xDSL modems, cable modems and wireless communications, among others.

The Portfolio will hold its stocks for about one year.

Offered By: This portfolio is offered by Merrill Lynch (BRB01B), Morgan Stanley (BRB01B); Special Dealer - UBS PaineWebber SM (BRB01B).
Portfolio Holdings

Dividend information for the securities listed below is available in the prospectus for this Fund. The offering, redemption and repurchase prices for the Fund take into account expenses and sales charges. Therefore, you will not be able to calculate these prices (or related performance information) with the security prices and weightings listed below.

As of Tuesday, May 08, 2001
Security	Symbol	Price	% of Portfolio
Brocade Communications Systems, Inc.	BRCD	46.44	4.00
Finisar Corporation	FNSR	21.52	3.75
Foundry Networks, Inc.	FDRY	17.95	3.69
Network Appliance, Inc.	NTAP	26.90	3.68
Extreme Networks, Inc.	EXTR	34.65	3.34
TriQuint Semiconductor Inc.	TQNT	31.87	2.96
PMC-Sierra, Inc.	PMCS	44.10	2.96
Nokia Corporation	NOK	33.25	2.92
EMC Corporation	EMC	41.00	2.91
Inktomi Corporation	INKT	8.65	2.86
General Motors Corporation (Class H)	GMH	21.90	2.83
Broadcom Corporation	BRCM	44.53	2.82
STMicroelectronics N.V.	STM	39.37	2.64
NTT Docomo Inc	NTDMY	112.00	2.60
Applied Micro Circuits Corporation	AMCC	28.34	2.59
Vitesse Semiconductor Corporation	VTSS	36.35	2.54
EchoStar Communications Corporation	DISH	36.80	2.52
Corning, Inc.	GLW	23.62	2.50
VERITAS Software Corporation	VRTS	67.79	2.45
Sycamore Networks, Inc.	SCMR	11.27	2.45
Cisco Systems, Inc.	CSCO	20.38	2.43
Texas Instruments, Inc.	TXN	39.10	2.42
ARM Holdings PLC	ARMHY	16.76	2.36
Scientific-Atlanta, Inc.	SFA	58.92	2.28
TranSwitch Corporation	TXCC	17.24	2.27
Agilent Technologies, Inc.	A	38.42	2.24
Xilinx, Inc.	XLNX	45.15	2.22
JDS Uniphase Corporation	JDSU	22.99	2.20
CIENA Corporation	CIEN	61.60	2.19
Novellus Systems Inc.	NVLS	51.95	2.15
Applied Materials, Inc.	AMAT	52.60	2.13
Juniper Networks, Inc.	JNPR	58.90	2.13
Exfo Electro-Optical Engineering, Inc.	EXFO	37.94	2.12
CommScope, Inc.	CTV	19.15	2.11
Symbol Technologies, Inc.	SBL	26.32	2.11
Exodus Communications, Inc.	EXDS	10.12	2.05
Vodafone Group PLC	VOD	28.05	1.96
Akamai Technologies, Inc.	AKAM	10.33	1.86
QUALCOMM, Inc.	QCOM	62.05	1.76
Fees & Expenses
Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units.

Unitholder Fees	Maximum as a % of the Amount Invested

Creation and Development Fee (0.250% of net assets)	0.30%
Sales Charges	2.50%
Total Maximum Sales Charges (including Creation and Development Fee)	2.80%

If you sell your units before termination, any remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive.

Portfolio Expenses	Amount per 1,000 Units

Estimated Operating Expenses (0.291% of net assets)	$2.88

Estimated Organization Costs	$2.12

Volume Purchase Discounts
For larger purchases, the initial sales charge (but not the Creation and Development Fee) is reduced to put more of your investment dollars to work for you. The deferred sales charge will not change.

If You Invest:	Your Initial Sales Charge Will Be:*

Less than $50,000	1.00%
$50,000 to $99,999	0.75%
$100,000 to $249,999	0.25%
$250,000 to $999,999	0.00%

If you invest $1,000,000 or more, you will not pay any initial sales charge, and will receive additional units, effectively reducing your deferred sales charge to 0.75% of your investment.

*These percentages are based on a unit price of $1,000 per 1,000 units and will vary as the unit price changes.

Is this Fund appropriate for you?

Yes, if you want capital appreciation. You may benefit from a professionally selected and supervised portfolio. Because this Portfolio focuses on one industry sector, it should be considered a vehicle for investing a portion of your assets, and not as a complete equity investment program.

This Portfolio is not appropriate if you are not comfortable with the strategy, or are unwilling to take the increased risk involved with an aggressive growth equity investment.

Risk Considerations

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

This Portfolio should not be considered a complete investment program and may be considered speculative.

There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained or that stock prices will not decrease.

This Portfolio contains foreign stocks, which may involve special risks including higher price volatility, currency fluctuations and political developments.

This Portfolio may be considered concentrated in the technology and telecommunications industries and contains a significant number of stocks from the Internet business, which can involve special risks including intense competition and rapid obsolescence.

The value of your investment will fluctuate with the prices of the underlying stocks, which can be extremely volatile. This Portfolio is speculative and should not be considered a complete equity investment program. It generally is not appropriate if you are seeking preservation of capital or current income.

This Fund may be considered concentrated in the telecommunications, technology and Internet industries, which can involve special risks including intense competition and rapid obsolescence.

For more information on risk considerations, see the prospectus for this Fund.

Distributions and Taxes
Distribution Frequency (if any)
Two (2) per year.

Reinvestment Options
By selecting the reinvestment option, you may choose to have your distributions used to purchase additional units of the fund (reinvestment).
Tax Reporting

When seeking capital appreciation, managing tax liability on capital gains can be important to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%).

Your taxable income is expected to include foreign withholding taxes. However, subject to limitations, you may be able to credit these taxes against your U.S. Federal Income Taxes.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

The Bank of New York
Unit Investment Trust Department
PO Box 974
Wall Street Division
New York, New York 10268-0974
1-800-221-7771

Defined Asset Funds® are established as Unit Investment Trusts. By definition, a trust account requires a trustee. The trustee holds the trust securities, ensuring their safekeeping until the trust is terminated. The trustee is also responsible for recordkeeping, for collecting any interest or dividend income and principal payments, and for distributing this money to investors.

L I N K S T O W E B S I T E S
Merrill Lynch (Sponsor) | Salomon Smith Barney (Sponsor) | Morgan Stanley (Sponsor) | UBS PaineWebberSM (Special Dealer)

Not all funds are registered for sale in all states. Ask your financial representative about the availability of specific funds in your state. In addition, the funds described here are not available to investors outside the US. Defined Asset Funds are sold by prospectus only. The prospectus is not an offer to sell or a solicitation of an offer to buy units in the funds, nor shall any such units be offered or sold to any person in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Not all strategies are appropriate at all times. The opinions expressed in this site do not constitute investment advice. Independent advice should be sought in cases of doubt.

As a unitholder, you may receive taxable dividends and capital gains. Taxes on these distributions can affect the returns you realize from your investment. The Sponsors do not offer tax advice except to suggest that you consider the impact of taxes and that you may want to consult with your tax advisor before making any investment.

The performance, fee and expense information included on this site will differ for Defined Asset Funds held in certain eligible accounts offered by the Sponsors. Please contact your financial professional for more information on these types of accounts.

Funds holding international securities can involve different risks than US investments. The risks include political and economic instability, changing currency exchange rates, foreign taxes and differences in financial accounting standards.

For more complete information about any of the funds, including their risks, fees, sales charges and other expenses, please download a prospectus from this site, or obtain one free of charge from your financial professional. The prospectus should be read carefully before you invest or send money.

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